Exhibit 10.21

CONFIDENTIAL TREATMENT REQUESTED

S98-181:RAS

Patent, Exclusive

March 28, 2001

EXCLUSIVE AGREEMENT

Effective as of April 15, 2001 (“Effective Date”), THE BOARD OF TRUSTEES OF THE LELAND STANFORD JUNIOR UNIVERSITY, a body having corporate powers under the laws of the State of California (“STANFORD”), and Histogenics Corporation, a Massachusetts corporation having a principal place of business at 116 Pleasant Street, Suite 19, Easthampton, Massachusetts, 01027 (“LICENSEE”), agree as follows:

1.	BACKGROUND

1.1	STANFORD has an assignment of “Restoration of Articular Cartilage Matrix” from the laboratory of R. Lane Smith (“Invention[s]”), as described in Stanford Docket S98-181, and any Licensed Patent(s), as hereinafter defined, which may issue to such Invention(s).

1.2	STANFORD has certain technical data and information as herein defined (“Technology”) pertaining to Invention(s).

1.3	STANFORD desires to have the Technology and Invention(s) perfected and marketed at the earliest possible time in order that products resulting therefrom may be available for public use and benefit.

1.4	LICENSEE desires a license under said Technology, Invention(s), and Licensed Patent(s) to develop, manufacture, use, and sell Licensed Product(s) in the field of use of growth and regeneration of cartilage.

1.5	The Technology and Invention(s) were made in the course of research supported by ****.

2.	DEFINITIONS

2.1	“Continuations-in-Part” means all continuation-in-part patent applications that are filed within two years of the original application and only to the extent that they cover technology disclosed, claimed in and dominated by the original application. The continuations-in-part also do not include continuations-in-part that have different named inventors than the original application or that are burdened by, for example, sponsored research or any other collaboration between STANFORD and a third party.

2.2	“Licensed Patent(s)” means any Letters Patent issued upon STANFORD’s U.S. Patent Application, Serial Number ****, filed ****, and/or any divisions, continuations, Continuations-in-Part, or reissue thereof.

2.3	“Licensed Product(s)” means any product or part thereof in the Licensed Field of Use, the manufacture, use, or sale of which:

(a)	Is covered by a valid claim of an issued, unexpired Licensed Patent(s) directed to the Invention(s). A claim of an issued, unexpired Licensed Patent(s) shall be presumed to be valid unless and until it has been held to be invalid by a final judgment of a court of competent jurisdiction from which no appeal can be or is taken; or

(b)	Is covered by any claim being prosecuted in a pending application directed to the Invention(s).

2.4

“Net Sales” means the gross revenue derived by LICENSEE and/or sublicensee(s) from Licensed Product(s), whether or not assembled (and without excluding therefrom any components or subassemblies thereof, whatever their origin and whether or not patent impacted), less the following items but only

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March 28, 2001

insofar as they actually pertain to the disposition of such Licensed Product(s) by LICENSEE or sublicensee(s), are included in such gross revenue, and are separately billed:

(a)	Import, export, excise and sales taxes, and custom duties;

(b)	Costs of insurance, packing, and transportation from the place of manufacture to the customer’s premises or point of installation;

(c)	Costs of installation at the place of use; and

(d)	Credit for returns, allowances, or trades.

2.5	“Licensed Field of Use” means the growth, ontogenesis, and regeneration of cartilaginous tissues (including articular, costal, auricular, meniscoid, and nasal cartilage), collagen, ligaments and tendons.

2.6	“Licensed Territory” means worldwide.

2.7	“Exclusive” means that, subject to Article 4, STANFORD shall not grant further licenses in the Licensed Territory in the Licensed Field of Use.

3.	GRANT

3.1	STANFORD hereby grants and LICENSEE hereby accepts a license in the Licensed Field of Use to make, have made, use, have sold, offer to sell, sell, and import (but only to the extent that is consistent with Article 4 herein) Licensed Product(s) in the Licensed Territory.

3.2	Said license is Exclusive, including the right to sublicense pursuant to Article 13, in the Licensed Field of Use for a term commencing as of the Effective Date and ending on the first to occur of the following:

(a)	****; or

(b)	****;

****

****

3.3	STANFORD and VA Palo Alto Health Care System shall have the right to practice the Invention(s) and use the Technology for its own bona fide research, including sponsored research and collaborations. STANFORD shall have the right to publish any information included in Technology and Licensed Patent(s).

4.	GOVERNMENT RIGHTS

This Agreement is subject to all of the terms and conditions of Title 35 United States Code Sections 200 through 204, including an obligation that Licensed Product(s) sold or produced in the United States be “manufactured substantially in the United States,” and LICENSEE agrees to take all reasonable action necessary on its part as licensee to enable STANFORD to satisfy its obligation thereunder, relating to Invention(s).

5.	DILIGENCE

5.1

As an inducement to STANFORD to enter into this Agreement, LICENSEE agrees to use all reasonable efforts and diligence to proceed with the development, manufacture, and sale or lease of Licensed Product(s) and to diligently develop markets for the Licensed

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CONFIDENTIAL TREATMENT REQUESTED

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Patent, Exclusive

March 28, 2001

Product(s). Unless LICENSEE has fulfilled the obligations outlined in Appendix A, STANFORD may terminate this Agreement or portions of this Agreement as described therein.

5.2	Progress Report - On or before April 15 of each year until LICENSEE markets a Licensed Product(s), LICENSEE shall make a written annual report to STANFORD covering the preceding year ending March 31, regarding the progress of LICENSEE toward commercial use of Licensed Product(s). Such report shall include, as a minimum, information sufficient to enable STANFORD to satisfy reporting requirements of the U.S. Government and for STANFORD to ascertain progress by LICENSEE toward meeting the diligence requirements of this Article 5.

6.	ROYALTIES

6.1	LICENSEE agrees to pay to STANFORD a noncreditable, nonrefundable license issue royalty of Thirty Thousand Dollars ($30,000) upon signing this Agreement.

6.2	By May 1, 2001, LICENSEE shall pay STANFORD Seven-Thousand Five-Hundred Dollars ($7,500) as partial reimbursement for costs incurred by STANFORD in connection with the preparation, filing and prosecution of patent applications and maintenance of patents corresponding to the Invention(s) before the Effective Date.

6.3	Beginning April 15, 2002 and each April 15 thereafter, LICENSEE also shall pay to STANFORD a yearly royalty of Ten Thousand Dollars ($10,000). Said yearly royalty payments are nonrefundable, but they are creditable against earned royalties to the extent provided in Section 6.5.

6.4	In addition, LICENSEE shall pay STANFORD earned royalties on Net Sales as follows:

**** of Net Sales.

6.5	Creditable payments under this Agreement shall be an offset to LICENSEE against up to **** of each earned royalty payment which LICENSEE would be required to pay pursuant to Section 6.4 until the entire credit is exhausted.

6.6	LICENSEE shall also pay STANFORD the following development milestone payments:

(a)	$35,000 (Thirty-Five Thousand Dollars) upon issuance of first Licensed Patent;

(b)	$50,000 (Fifty-Thousand Dollars) upon initiation of Phase I clinical trials of the first Licensed Product in each field that requires separate FDA clinical approval (or similar foreign clinical approval). By way of example but not by limitation, if separate FDA trials are required for Licensed Product(s) in “cartilage” and “tendons” then this milestone would be triggered upon initiation of each respective FDA clinical trial;

(c)	****; and

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(d)	****.

6.7	If this Agreement is not terminated in accordance with other provisions hereof, LICENSEE shall be obligated to pay royalties hereunder until the latter of:

(a)	Seven (7) years, if no Licensed Patent(s) issues; or

(b)	For so long as LICENSEE, by its activities would, but for the license granted herein, infringe a valid claim of an unexpired Licensed Patent(s) of STANFORD covering said activity. LICENSEE shall be obligated to pay royalties on all Licensed Product(s) that are either sold or produced under the license granted in Article 3, regardless of whether such Licensed Product(s) are produced prior to the Effective Date of this Agreement or sold after the expiration of the Licensed Patent(s).

6.8	The royalty on sales in currencies other than U.S. Dollars shall be calculated using the appropriate foreign exchange rate for such currency quoted by the Bank of America (San Francisco) foreign exchange desk, on the close of business on the last banking day of each calendar quarter. Royalty payments to STANFORD shall be in U.S. Dollars. All non-U.S. taxes related to royalty payments shall be paid by LICENSEE and are not deductible from the payments due STANFORD.

6.9	STANFORD and LICENSEE shall cooperate in matters relating to patent preparation, filing and prosecution under this Agreement. Within thirty (30) days after receipt of a statement from STANFORD, LICENSEE shall reimburse STANFORD for all costs incurred by Stanford in connection with the preparation, filing and prosecution of all patent applications and maintenance of patents corresponding to the Invention(s) after the Effective Date. However, in cases where LICENSEE requests in writing sixty (60) days prior to such following decision that STANFORD not pursue such following action, LICENSEE does not assume financial or other responsibility for:

(a)	the filing or prosecution of any appeal from a final or second rejection by an examiner of the Patent Office of any patent applications corresponding to the Invention(s), be it an appeal at the Patent Office or in federal court;

(b)	the conduct of any interference in which the application or applications may become involved; and

(c)	any foreign applications.

In such cases, STANFORD may at its independent option and expense pursue such rights.

7.	ROYALTY REPORTS, PAYMENTS, AND ACCOUNTING

7.1

Quarterly Earned Royalty Payment and Report - Beginning with the first sale of a Licensed Product(s), LICENSEE shall make written reports (even if there are no sales) and earned royalty payments to STANFORD within **** after the end of each calendar quarter. This report shall be in the form of the report of Appendix A and shall state the number, description, and aggregate Net Sales of Licensed Product(s) during such completed calendar quarter, and resulting calculation pursuant to Section 6.4 of earned royalty payment due STANFORD for such completed calendar quarter. Concurrent with

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CONFIDENTIAL TREATMENT REQUESTED

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Patent, Exclusive

March 28, 2001

the making of each such report, LICENSEE shall include payment due STANFORD of royalties for the calendar quarter covered by such report.

7.2	LICENSEE also agrees to make a written report to STANFORD within ninety (90) days after the expiration of the license pursuant to Section 3.2. LICENSEE shall continue to make reports pursuant to the provisions of this Section 7.2 concerning royalties payable in accordance with Article 6 in connection with the sale of Licensed Product(s) after expiration of the license, until such time as all such Licensed Product(s) produced under the license have been sold or destroyed. Concurrent with the submittal of each post-termination report, LICENSEE shall pay STANFORD all applicable royalties.

7.3	Accounting - LICENSEE agrees to keep and maintain records for a period of **** showing the manufacture, sale, use, and other disposition of products sold or otherwise disposed of under the license herein granted. Such records will include general ledger records showing cash receipts and expenses, and records which include production records, customers, serial numbers, and related information in sufficient detail to enable the royalties payable hereunder by LICENSEE to be determined. LICENSEE further agrees to permit its books and records to be examined by STANFORD from time to time to the extent necessary to verify reports provided for in Section 7.1 and 7.2. Such examination is to be made by STANFORD or its designee, at the expense of STANFORD, except in the event that the results of the audit reveal an underreporting of royalties due STANFORD of **** or more, then the audit costs shall be paid by LICENSEE.

7.4	LICENSEE agrees to ****. The audit shall address, at a minimum, the amount of gross sales by or on behalf of LICENSEE during the audit period, the amount of funds owed to STANFORD under this Agreement, and whether the amount owed has been paid to STANFORD and is reflected in the records of the LICENSEE. ****.

8.	WARRANTIES

8.1	STANFORD represents to LICENSEE that:

(a)	as of the Effective Date, Stanford’s Office of Technology Licensing does not know of any actual or threatened suits against STANFORD by any third parties based on allegations that the licensing and use of the Licensed Patents violates or infringes any patent, trademark, copyright, trade secret, or other intellectual property right of said third parties;

(b)	as of the Effective Date and to the knowledge of Stanford’s Office of Technology Licensing, the terms of this Agreement and the licenses granted to LICENSEE hereunder do not violate the terms or provisions of any agreement entered into by STANFORD with any third parties;

(c)	that STANFORD has the right to grant the license(s) to LICENSEE hereunder; and

(d)	that the Invention(s) and Licensed Patents were not fraudulently obtained; and

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CONFIDENTIAL TREATMENT REQUESTED

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Patent, Exclusive

March 28, 2001

STANFORD’s liability to LICENSEE in the event any of these representation are breached shall not exceed the amounts paid by LICENSEE to STANFORD hereunder.

8.2	Nothing in this Agreement is or shall be construed as:

(a)	A warranty or representation by STANFORD as to the validity or scope of any Licensed Patent(s);

(b)	A warranty or representation that anything made, used, sold, or otherwise disposed of under any license granted in this Agreement is or will be free from infringement of patents, copyrights, and other rights of third parties;

(c)	An obligation to bring or prosecute actions or suits against third parties for infringement, except to the extent and in the circumstances described in Article 12;

(d)	Granting by implication, estoppel, or otherwise any licenses or rights under patents or other rights of STANFORD or other persons other than Licensed Patent(s), regardless of whether such patents or other rights are dominant or subordinate to any Licensed Patent(s); or

(e)	An obligation to furnish any technology or technological information other than the Technology.

8.3 Except as expressly set forth in this Agreement, STANFORD MAKES NO REPRESENTATIONS AND EXTENDS NO WARRANTIES OF ANY KIND, EITHER EXPRESS OR IMPLIED. THERE ARE NO EXPRESS OR IMPLIED WARRANTIES OF MERCHANTABILITY OR FITNESS FOR A PARTICULAR PURPOSE, OR THAT THE USE OF THE LICENSED PRODUCT(S) WILL NOT INFRINGE ANY PATENT, COPYRIGHT, TRADEMARK, OR OTHER RIGHTS OR ANY OTHER EXPRESS OR IMPLIED WARRANTIES.

8.4	LICENSEE agrees that nothing in this Agreement grants LICENSEE any express or implied license or right under or to U.S. Patent 4,656,134 ‘Amplification of Eucaryotic Genes’ or any patent application corresponding thereto.”

9.	INDEMNITY

9.1	LICENSEE agrees to indemnify, hold harmless, and defend STANFORD, Stanford Hospitals and Clinics, and their respective trustees, officers, employees, students, and agents against any and all claims for death, illness, personal injury, property damage, and improper business practices arising out of the manufacture, use, sale, or other disposition of Invention(s), Licensed Patent(s), Licensed Product(s), or Technology by LICENSEE or sublicensee(s), or their customers.

9.2	STANFORD shall not be liable for any indirect, special, consequential or other damages whatsoever, whether grounded in tort (including negligence), strict liability, contract or otherwise. STANFORD shall not have any responsibilities or liabilities whatsoever with respect to Licensed Products(s).

9.3	LICENSEE shall at all times comply, through insurance or self-insurance, with all statutory workers’ compensation and employers’ liability requirements covering any and all employees with respect to activities performed under this Agreement.

CONFIDENTIAL TREATMENT REQUESTED

S98-181:RAS

Patent, Exclusive

March 28, 2001

9.4	In addition to the foregoing, LICENSEE shall maintain, at least as soon as Phase I clinical trials for any Licensed Products are commenced, and continuing on through the term of this Agreement, Comprehensive General Liability Insurance, including Products Liability Insurance, with reputable and financially secure insurance carrier(s) to cover the activities of LICENSEE and its sublicensee(s). Such insurance shall provide minimum limits of liability of $5 Million and shall include STANFORD, Stanford Hospitals and Clinics, their trustees, directors, officers, employees, students, and agents as additional insureds. Such insurance shall be written to cover claims incurred, discovered, manifested, or made during or after the expiration of this Agreement and should be placed with carriers with ratings of at least A- as rated by A.M. Best. Before any Phase I clinical trials for any Licensed Products are commenced, LICENSEE shall furnish a Certificate of Insurance evidencing primary coverage and additional insured requirements and requiring thirty (30) days prior written notice of cancellation or material change to STANFORD. LICENSEE shall advise STANFORD, in writing, that it maintains excess liability coverage (following form) over primary insurance for at least the minimum limits set forth above. All such insurance of LICENSEE shall be primary coverage; insurance of STANFORD and Stanford Hospitals and Clinics shall be excess and noncontributory.

10.	MARKING

Prior to the issuance of patents on the Invention(s), LICENSEE agrees to mark Licensed Products (or their containers or labels) made, sold, or otherwise disposed of by it under the license granted in this Agreement with the words “Patent Pending,” and following the issuance of one or more patents, with the numbers of the Licensed Patent(s).

11.	STANFORD NAMES AND MARKS

LICENSEE agrees not to identify STANFORD in any promotional advertising or other promotional materials to be disseminated to the public or any portion thereof or to use the name of any STANFORD faculty member, employee, or student or any trademark, service mark, trade name, or symbol of STANFORD, Stanford Hospitals and Clinics, or that is associated with any of them, without STANFORD’s prior written consent. Any use of STANFORD’s name shall be limited to statements of fact and shall not imply endorsement of LICENSEE’s products or services.

12.	INFRINGEMENT BY OTHERS: PROTECTION OF PATENTS

12.1	LICENSEE shall promptly inform STANFORD of any suspected infringement of any Licensed Patent(s) by a third party. During the Exclusive period of this Agreement, STANFORD and LICENSEE each shall have the right to institute an action for infringement of the Licensed Patent(s) against such third party in accordance with the following:

(a)

If STANFORD and LICENSEE agree to institute suit jointly, the suit shall be brought in both their names, the out-of-pocket costs thereof shall be borne equally, and any recovery or settlement shall be shared equally. LICENSEE and STANFORD shall agree to the manner in which they shall exercise control over such action. STANFORD may, if it so desires,

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also be represented by separate counsel of its own selection, the fees for which counsel shall be paid by STANFORD;

(b)	In the absence of agreement to institute a suit jointly, **** may institute suit, and, at its option, join **** as a plaintiff. If **** decides to institute suit, then it shall notify **** in writing. **** failure to notify **** in writing, within fifteen (15) days after the date of the notice, that it will join in enforcing the patent pursuant to the provisions hereof, shall be and be deemed conclusively to be **** assignment to **** of all rights, causes of action, and damages resulting from any such alleged infringement. **** shall bear the entire cost of such litigation and shall be entitled to retain the entire amount of any recovery or settlement; and

(c)	In the absence of agreement to institute a suit jointly and if **** notifies **** that it has decided not to join in or institute a suit, as provided in (a) or (b) above, **** may institute suit. **** shall bear the entire cost of such litigation, including expenses incurred by ****. Any recovery in excess of litigation costs will be shared with **** as follows:

1.	****;

2.	****.

LICENSEE and STANFORD agree to negotiate in good faith an appropriate compensation to **** for any non-cash settlement or non-cash cross-license. **** will not share in the portion of the recovery, if any, that is payment for ****

12.2	Should either STANFORD or LICENSEE commence a suit under the provisions of Section 12.1 and thereafter elect to abandon the same, it shall give timely notice to the other party who may, if it so desires, continue prosecution of such suit, provided, however, that the sharing of expenses and any recovery in such suit shall be as agreed upon between STANFORD and LICENSEE.

13.	SUBLICENSE(S)

13.1	LICENSEE may grant sublicense(s) during the Exclusive period.

13.2	If LICENSEE is unable or unwilling to serve or develop a potential market or market territory for which there is a willing sublicensee(s), ****.

13.3	Any sublicense(s) granted by LICENSEE under this Agreement shall be subject and subordinate to terms and conditions of this Agreement, except:

(a)	Sublicense terms and conditions shall reflect that any sublicensee(s) shall not further sublicense; and

(b)	The earned royalty rate specified in the sublicense(s) may be at higher rates than the rates in this Agreement.

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Any such sublicense(s) also shall expressly include the provisions of Articles 7, 8, and 9 for the benefit of STANFORD and provide for the transfer of all obligations, including the payment of royalties specified in such sublicense(s), to STANFORD or its designee, in the event that this Agreement is terminated.

13.4	LICENSEE agrees to provide STANFORD a copy of any sublicense granted pursuant to this Article 13. Stanford’s Office of Technology Licensing will keep such sublicense(s) confidential to the same degree it keeps its own licenses confidential and will only disclose detailed matter contained in such sublicense(s) under a confidential disclosure agreement(s) and on a need to know basis.

13.5	****.

13.6	****.

14.	TERMINATION

14.1	LICENSEE may terminate this Agreement by giving STANFORD notice in writing at least thirty (30) days in advance of the effective date of termination selected by LICENSEE.

14.2	STANFORD may terminate this Agreement if LICENSEE:

(a)	Is in default in payment of royalty or providing of reports;

(b)	Is in breach of any provision hereof; or

(c)	Provides any false report;

and LICENSEE fails to remedy any such default, breach, or false report within thirty (30) days after written notice thereof by STANFORD.

14.3	Surviving any termination or expiration are:

(a)	LICENSEE’s obligation to pay royalties accrued or accruable;

(b)	Any cause of action or claim of LICENSEE or STANFORD, accrued or to accrue, because of any breach or default by the other party; and

(c)	The provisions of Section 6.7(b), Articles 7, 8, and 9 and any other provisions that by their nature are intended to survive.

15.	ASSIGNMENT

This Agreement may not be assigned except that LICENSEE may assign this Agreement and the rights and obligations arising hereunder to another acquiring substantially all of its business and assets.

16.	ARBITRATION

16.1	Any controversy arising under or related to this Agreement, and any disputed claim by either party against the other under this Agreement excluding any dispute relating to patent validity or infringement arising under this Agreement, shall be settled by arbitration in accordance with the Licensing Agreement Arbitration Rules of the American Arbitration Association.

16.2	Upon request by either party, arbitration will be by a third party arbitrator mutually agreed upon in writing by LICENSEE and STANFORD within thirty (30) days of such

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arbitration request. Judgement upon the award rendered by the arbitrator shall be final and nonappealable and may be entered in any court having jurisdiction thereof.

16.3	The parties shall be entitled to discovery in like manner as if the arbitration were a civil suit in the California Superior Court. The Arbitrator may limit the scope, time and/or issues involved in discovery.

16.4	Any arbitration shall be held at Stanford, California, unless the parties hereto mutually agree in writing to another place.

16.5	The prevailing party shall be entitled to receive from the other party reasonable attorney’s fees and costs incurred in the arbitration and/or related thereto.

17.	NOTICES

All notices under this Agreement shall be deemed to have been fully given when done in writing and deposited in the United States mail, registered or certified, and addressed as follows:

To STANFORD:	Office of Technology Licensing Stanford University 900 Welch Road, Suite 350 Palo Alto, CA 94304-1850

Attention: Director

To LICENSEE:	Dr. Laurence J. Berlowitz-Tarrant President Histogenics Corporation
116 Pleasant Street, Suite 19
Easthampton, MA 01027

Either party may change its address upon written notice to the other party.

18.	WAIVER

None of the terms of this Agreement can be waived except by the written consent of the party waiving compliance.

IN WITNESS WHEREOF, the parties hereto have executed this Agreement in duplicate originals by their duly authorized officers or representatives.

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APPENDIX A

Diligence:

****

STANFORD may terminate the whole of this Agreement if LICENSEE or a sublicensee(s) has not sold Licensed Product(s) for a contiguous period of one (1) year after first commercial sale of Licensed Product(s).

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THE BOARD OF TRUSTEES OF THE LELAND STANFORD OR UNIVERSITY

Signature	/s/ Katharine Ku
Name	Katharine Ku
Title	Director Technology Licensing
Date	April 18, 2001

LICENSEE

Signature	/s/ Laurence J. Berlowitz-Tarrant
Name	Dr. Laurence J. Berlowitz-Tarrant
Title	President
Date